Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 1999-1 Indenture

Student Loan Asset-Backed Notes

Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1

Report for the Month Ended December 31, 2004

I. Noteholder Information

A. Identification of Notes

Series	Description	Cusip #	Due Date
1999-1A	Senior Auction Rate Notes	280907AP1	December 1, 2035
1999-1B	Senior Auction Rate Notes	280907AQ9	December 1, 2035
1999-1C	Subordinate Auction Rate Notes	280907AR7	December 1, 2035
2000-1A	Senior Auction Rate Notes	280907AS5	December 1, 2035
2000-1B	Senior Auction Rate Notes	280907AT3	December 1, 2035
2000-1C	Subordinate Auction Rate Notes	280907AU0	December 1, 2035
2001-1A	Senior Auction Rate Notes	280907AV8	December 1, 2035
2001-1B	Senior Auction Rate Notes	280907AW6	December 1, 2035
2001-1C	Subordinate Auction Rate Notes	280907AX4	December 1, 2035
2002-1A	Senior Auction Rate Notes	280907AY2	December 1, 2035
2002-1B	Senior Auction Rate Notes	280907AZ9	December 1, 2035
2002-1C	Subordinate Auction Rate Notes	280907BA3	December 1, 2035
2003-1A	Senior Auction Rate Notes	280907BB1	December 1, 2035
2003-1B	Senior Auction Rate Notes	280907BC9	December 1, 2035
2003-1C	Senior Auction Rate Notes	280907BD7	December 1, 2035
2003-1D	Subordinate Auction Rate Notes	280907BE5	December 1, 2035

B. Notification of Redemption Call of Notes

Series	Description	Call Date	Cusip #	Principal Amount
Series 1999-1:
None
Series 2000-1:
None
Series 2001-1:
None
Series 2002-1:
None
Series 2003-1:
None

C. Principal Outstanding - December, 2004

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
Series 1999-1:
1999-1A	$58,450,000.00	$0.00	$0.00	$58,450,000.00
1999-1B	39,000,000.00	0.00	0.00	39,000,000.00
1999-1C	7,750,000.00	0.00	0.00	7,750,000.00

Total	105,200,000.00	0.00	0.00	105,200,000.00

Series 2000-1:
2000-1A	54,100,000.00	0.00	0.00	54,100,000.00
2000-1B	37,550,000.00	0.00	0.00	37,550,000.00
2000-1C	22,000,000.00	0.00	3,350,000.00	18,650,000.00

Total	113,650,000.00	0.00	3,350,000.00	110,300,000.00

Series 2001-1:
2001-1A	79,000,000.00	0.00	0.00	79,000,000.00
2001-1B	79,000,000.00	0.00	0.00	79,000,000.00
2001-1C	23,800,000.00	0.00	0.00	23,800,000.00

Total	181,800,000.00	0.00	0.00	181,800,000.00

Series 2002-1:
2002-1A	82,700,000.00	0.00	0.00	82,700,000.00
2002-1B	82,700,000.00	0.00	0.00	82,700,000.00
2002-1C	24,500,000.00	0.00	0.00	24,500,000.00

Total	189,900,000.00	0.00	0.00	189,900,000.00

Series 2003-1:
2003-1A	52,000,000.00	0.00	0.00	52,000,000.00
2003-1B	67,000,000.00	0.00	0.00	67,000,000.00
2003-1C	47,000,000.00	0.00	0.00	47,000,000.00
2003-1D	24,300,000.00	0.00	0.00	24,300,000.00

Total	190,300,000.00	0.00	0.00	190,300,000.00

Totals	$780,850,000.00	$0.00	$3,350,000.00	$777,500,000.00

D. Accrued Interest Outstanding - December, 2004

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
Series 1999-1:
1999-1A	$72,965.08	$116,283.03	$97,286.78	$91,961.33	2.36000%
1999-1B	48,912.50	77,664.17	65,216.67	61,360.00	2.36000%
1999-1C	10,171.88	16,048.95	13,562.50	12,658.33	2.45000%

Total	132,049.46	209,996.15	176,065.95	165,979.66

Series 2000-1:
2000-1A	83,178.75	107,283.30	183,038.33	7,423.72	2.47000%
2000-1B	42,608.82	75,037.42	60,549.38	57,096.86	2.38000%
2000-1C	35,475.00	38,821.11	71,602.22	2,693.89	2.60000%

Total	161,262.57	221,141.83	315,189.93	67,214.47

Series 2001-1:
2001-1A	62,761.11	159,492.23	135,177.78	87,075.56	2.48000%
2001-1B	24,358.33	155,564.17	131,535.00	48,387.50	2.45000%
2001-1C	19,767.22	49,781.67	42,575.56	26,973.33	2.55000%

Total	106,886.66	364,838.07	309,288.34	162,436.39

Series 2002-1:
2002-1A	93,841.53	163,723.03	138,292.78	119,271.78	2.36000%
2002-1B	60,095.33	165,583.78	140,222.44	85,456.67	2.48000%
2002-1C	18,783.33	51,075.70	43,827.78	26,031.25	2.55000%

Total	172,720.19	380,382.51	322,343.00	230,759.70

Series 2003-1:
2003-1A	16,105.56	101,732.21	99,854.44	17,983.33	2.49000%
2003-1B	100,648.89	132,715.83	228,767.78	4,596.94	2.47000%
2003-1C	53,331.94	93,621.39	78,594.44	68,358.89	2.38000%
2003-1D	18,630.00	50,658.75	43,470.00	25,818.75	2.55000%

Total	188,716.39	378,728.18	450,686.66	116,757.91

Totals	$761,635.27	$1,555,086.74	$1,573,573.88	$743,148.13

E. Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
Series 1999-1:
1999-1A	02-Feb-05	8.31%
1999-1B	02-Feb-05	8.31%
1999-1C	02-Feb-05	8.10%
Series 2000-1:
2000-1A	24-Feb-05	8.09%
2000-1B	03-Feb-05	8.32%
2000-1C	24-Feb-05	7.88%
Series 2001-1:
2001-1A	10-Feb-05	8.22%
2001-1B	17-Feb-05	8.20%
2001-1C	10-Feb-05	8.00%
Series 2002-1:
2002-1A	04-Feb-05	8.34%
2002-1B	11-Feb-05	8.19%
2002-1C	11-Feb-05	8.00%
Series 2003-1:
2003-1A	18-Feb-05	8.16%
2003-1B	25-Feb-05	8.08%
2003-1C	04-Feb-05	8.32%
2003-1D	11-Feb-05	8.00%

F. Noteholders’ Carry-Over Amounts - December, 2004

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
Series 1999-1:
1999-1A	$0.00	$0.00	$0.00	$0.00
1999-1B	0.00	0.00	0.00	0.00
1999-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2000-1:
2000-1A	0.00	0.00	0.00	0.00
2000-1B	0.00	0.00	0.00	0.00
2000-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2001-1:
2001-1A	0.00	0.00	0.00	0.00
2001-1B	0.00	0.00	0.00	0.00
2001-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2002-1:
2002-1A	0.00	0.00	0.00	0.00
2002-1B	0.00	0.00	0.00	0.00
2002-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2003-1:
2003-1A	0.00	0.00	0.00	0.00
2003-1B	0.00	0.00	0.00	0.00
2003-1C	0.00	0.00	0.00	0.00
2003-1D	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G. Noteholders’ Accrued Interest on Carry-Over Amounts - December, 2004

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
Series 1999-1:
1999-1A	$0.00	$0.00	$0.00	$0.00
1999-1B	0.00	0.00	0.00	0.00
1999-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2000-1:
2000-1A	0.00	0.00	0.00	0.00
2000-1B	0.00	0.00	0.00	0.00
2000-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2001-1:
2001-1A	0.00	0.00	0.00	0.00
2001-1B	0.00	0.00	0.00	0.00
2001-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2002-1:
2002-1A	0.00	0.00	0.00	0.00
2002-1B	0.00	0.00	0.00	0.00
2002-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2003-1:
2003-1A	0.00	0.00	0.00	0.00
2003-1B	0.00	0.00	0.00	0.00
2003-1C	0.00	0.00	0.00	0.00
2003-1D	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II. Fund Information

A. Reserve Funds - December, 2004

Amount
Balance, Start of Month	$11,662,500.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$11,662,500.00

B. Capitalized Interest Accounts - December, 2004

Amount
Balance, Start of Month	$0.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$0.00

C. Acquisition Accounts - December, 2004

		Amount
Balance, Start of Month		$198,129.74
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(28,190.55)
Accrued Interest Acquired	0.00
Origination Fees Charged	730.90
Premiums and Related Acquisition Costs	(101.54)

Net Costs of Loans Acquired		(27,561.19)

Balance, End of Month		$170,568.55

D. Alternative Loan Guarantee Accounts - December, 2004

Amount
Balance, Start of Month	$134,060.28
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(15,978.76)
Interest Received During Month	59.38
Other Additions (Transfers) During Month	81,548.51
Less Withdrawals During Month for Default Payments	(129,000.00)

Balance, End of Month	$70,689.41

III. Student Loan Information

A. Student Loan Principal Outstanding - December, 2004

Amount
Balance, Start of Month	$721,771,979.88
Initial Purchase of Eligible Loans	0.00
Loans Purchased / Originated	28,190.55
Capitalized Interest	1,164,166.91
Less Principal Payments Received	(10,203,364.68)
Less Defaulted Alternative Loans Transferred	(654,889.42)
Less Sale of Loans	0.00
Other Increases (Decreases)	(18,815.63)

Balance, End of Month	$712,087,267.61

B. Composition of Student Loan Portfolio as of December 31, 2004

Amount
Aggregate Outstanding Principal Balance	$712,087,267.61
Number of Borrowers	88,618
Average Outstanding Principal Balance Per Borrower	$8,035
Number of Loans (Promissory Notes)	192,346
Average Outstanding Principal Balance Per Loan	$3,702
Weighted Average Interest Rate	4.34%

C. Distribution of Student Loan Portfolio by Loan Type as of December 31, 2004

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$181,028,314.88	25.4%
Stafford - Unsubsidized	132,230,294.78	18.6%
Stafford - Nonsubsidized	6,474.90	0.0%
PLUS	27,098,775.79	3.8%
SLS	54,960.08	0.0%
Consolidation	151,550,505.53	21.3%
Alternative	220,117,941.65	30.9%

Total	$712,087,267.61	100.0%

D. Distribution of Student Loan Portfolio by Interest Rate as of December 31, 2004

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$140,083,578.15	19.7%
3.00% to 3.49%	170,953,728.78	24.0%
3.50% to 3.99%	28,217,618.48	4.0%
4.00% to 4.49%	109,813,124.76	15.4%
4.50% to 4.99%	23,158,243.77	3.3%
5.00% to 5.49%	80,028,165.04	11.2%
5.50% to 5.99%	60,936,740.75	8.6%
6.00% to 6.49%	12,800,226.36	1.8%
6.50% to 6.99%	31,457,563.98	4.4%
7.00% to 7.49%	2,876,443.64	0.4%
7.50% to 7.99%	39,443,108.60	5.5%
8.00% to 8.49%	7,338,412.97	1.0%
8.50% or Greater	4,980,312.33	0.7%

Total	$712,087,267.61	100.0%

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of December 31, 2004

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$138,497,077.46	19.4%
Grace	30,396,970.63	4.3%
Repayment	419,298,882.77	58.9%
Deferment	101,524,791.08	14.3%
Forbearance	22,369,545.67	3.1%

Total	$712,087,267.61	100.0%

F. Distribution of Student Loan Portfolio by Delinquency Status as of December 31, 2004

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$21,380,702.50	3.9%	3.0%
61 to 90 Days	10,623,416.48	2.0%	1.5%
91 to 120 Days	7,658,909.59	1.4%	1.1%
121 to 180 Days	11,912,154.32	2.2%	1.7%
181 to 270 Days	8,189,767.84	1.5%	1.2%
Over 270 Days	3,093,934.84	0.6%	0.4%
Claims Filed, Not Yet Paid	2,127,731.38	0.4%	0.3%

Total	$64,986,616.95	12.0%	9.1%

G. Distribution of Student Loan Portfolio by Guarantee Status as of December 31, 2004

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$571,097.57	0.1%
FFELP Loan Guaranteed 98%	491,398,228.39	69.0%
Alternative Loans Non-Guaranteed	220,117,941.65	30.9%

Total	$712,087,267.61	100.0%

H. Distribution of Student Loan Portfolio by Guarantee Agency as of December 31, 2004

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$383,975,353.59	53.9%
Great Lakes Higher Education Corporation	84,673,697.53	11.9%
California Student Aid Commission	6,470,066.28	0.9%
Student Loans of North Dakota	5,724,617.62	0.8%
Texas GSLC	2,141,543.55	0.3%
Pennsylvania Higher Education Assistance Agency	1,886,177.92	0.3%
United Student Aid Funds, Inc	5,306,045.09	0.7%
Other Guarantee Agencies	1,791,824.38	0.3%
Alternative Loans Non-Guaranteed	220,117,941.65	30.9%

Total	$712,087,267.61	100.0%

I. Fees and Expenses Accrued For / Through December, 2004

	December, 2004	For The 12 Months Ended Dec. 31, 2004
Servicing Fees	$623,071.11	$7,973,868.60
Treas Mgmt / Lockbox Fees	9,929.34	$141,353.79
Indenture Trustee Fees	9,182.76	$201,650.02
Broker / Dealer Fees	167,401.72	$2,117,508.19
Auction Agent Fees	10,572.32	$128,040.93
Other Permitted Expenses	0.00	$0.00

Total	$820,157.25	$10,562,421.53

J. Ratio of Assets to Liabilities as of December 31, 2004

Amount
Total Indenture Assets	$793,306,966.59
Total Indenture Liabilities	779,028,718.84

Ratio	101.83%

K. Senior and Subordinate Percentages as of December 31, 2004

Amount
Aggregate Values	$793,306,966.59

Senior Notes Outstanding Plus Accrued Interest	679,148,972.38

All Notes Outstanding Plus Accrued Interest	778,243,147.91

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	116.81%

Subordinate Percentage (Requirement = 102%)	101.94%

Available for Dividend - Excess (Shortage)
Over Dividend Prerequisites	$(501,044.28)